UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report:  May 31, 2006
         (Date of earliest event reported):  May 30, 2006


                     COMET TECHNOLOGIES, INC.
 _______________________________________________________________
(Exact Name of small business issuer as specified in its charter)

        Nevada                    0-26059                   87-0430322
 _______________________     ____________________    _______________________
(State of Incorporation)     (Commission File No.)   (IRS Employer ID Number)


       No.38 Dingxin 3rd Street, Nangang District, Harbin,
     Heilongjiang Province, People's Republic of China 150001
    _________________________________________________________
             (Address of principal executive offices)

                         86-451-53994073
       ___________________________________________________
       (Registrant's telephone number, including area code)

         8 East Broadway #428, Salt Lake City, Utah 84111
  _____________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SUMMARY

     On May 30, 2006, Comet Technologies, Inc. ("Comet" or the "Company") consummated the terms of a Stock Exchange Agreement (the "Exchange Agreement") with American California Pharmaceutical Group, Inc., a California corporation ("ACPG"), and the shareholders of ACPG. The effective date of the closing of the transaction is May 30, 2006. As a result of the transaction, Comet has issued a total of 10,193,377 shares of its common voting stock to the stockholders of ACPG, in exchange for 100% of the capital stock of ACPG. The common shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 as amended and Regulation D thereunder.

     As a result of the transaction, ACPG is now a wholly-owned subsidiary of Comet, and Comet, which previously had no material operations, will be a holding company for the business of ACPG and its subsidiaries, described below. ACPG is a California holding corporation, which owns all of the issued and outstanding shares of registered capital of Harbin Tian Di Ren Medical Science and Technology Company ("TDR"), a limited liability company organized in Heilongjiang Province in the People's Republic of China ("PRC" or "China"). TDR is engaged in the manufacture, marketing and sale of over-the-counter
nutraceutical and medicinal products, primarily in China.   A detailed
description of the business of ACPG and subsidiaries is included as part of an initial Form 8-K dated May 15, 2006, reporting this transaction, which is incorporated herein by reference.

     The Exchange Agreement was determined through negotiations between Comet
and ACPG representatives.   Prior to the transaction, there were no material
relationships between the Company and ACPG or any of their respective affiliates, directors or officers or any associates of such officers or directors.

     The Exchange Agreement was filed as an exhibit to the initial Form 8-K dated May 11, 2006, and is incorporated herein by reference.

     As a result of the closing of the Exchange Agreement ("Closing"), there has been a change in voting control of Comet. The former shareholders of ACPG now hold a total of 10,193,377 shares of common stock of ACPG, or approximately 93% of the outstanding common stock of Comet, and the original Comet shareholders now hold a total of 735,993 shares of common stock, or 7% of the outstanding common stock, including stock granted under a consulting agreement to Comet's two current officers, who resigned as officers and directors at the closing. In addition, Comet has a total of 31,250 shares issuable under outstanding options and warrants.

     Comet is a public company whose securities are quoted on the over-the-counter Bulletin Board under the symbol "COMT."

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of the Closing, the number and percentage of the 10,960,620 shares of outstanding common stock that were beneficially owned by each person who holds more than 5% of the outstanding common stock, or who is currently a director or executive officer of Comet, and all current directors and officers of Comet as a group.

     Name and Address of
     Beneficial Owner                   Common Stock      Percent of Class
     __________________________________ ____________________ _________________
     Officers and Directors:

     Liu Yan-qing*                        4,660,595            42.52

     Han Xiao-yan*                        1,402,907            12.80

     Wang Hai-feng*                               0             0.00

     All Officers and Directors
     as a group (3 persons):              6,063,502            55.32

     Other Principal Shareholders:

     Jin Zheng*                             812,284             7.41

     Sun Xiao-guang*                      1,085,402             9.90

     Qu Zhi-hua*                          1,090,912             9.95


* In connection with the consummation of the acquisition, Comet has changed the address of its principal executive offices to No. 38 Dingxin 3rd Street, Nangang District, Heilongjiang Province, Harbin, China 150001. Its new telephone number will be 86-451-5399-4073, effective as of the Closing of the Exchange Agreement. The street address of the above shareholder is the Company's address.

STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Except for the historical information contained herein, some of the statements in this Report contain forward-looking statements that involve risks and uncertainties. They include statements concerning: the transaction with ACPG and information concerning its: business strategy; expectations of market and customer response; liquidity and capital expenditures; future sources of revenues; expansion of proposed product line; and trends in industry activity generally. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expect," "plan," "could," "anticipate," "intend," "believe," "estimate," "predict," "potential," "goal," or "continue" or similar terminology. These statements are only



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predictions and involve known and unknown risks, uncertainties and other factors, including, but not limited to, the risks outlined under "Risk Factors," that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future events, results, levels of activity, performance or achievements. Unless we are required to do so under US federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

DIRECTORS AND OFFICERS

     At the Closing, Richard B. Stuart resigned as a director, and Liu Yan-qing was elected as a director to fill the resulting vacancy; Jack M. Gertino resigned as a director and Han Xiao-yan was elected to fill the resulting vacancy; and the board expanded the board of directors to three
individuals and elected Wang Hai-feng to fill the third vacancy.   Thereafter,
Liu Yan-qing was elected President, Chief Executive Officer and Chairman of the Board; Han Xiao-yan was elected Chief Financial Officer; and Wang Hai-feng was elected Secretary/ Treasurer, as reflected below:

Name                      Age    Positions
____________________________________________________________________________
Liu Yan-qing               42    CEO, President and Director
Han Xiao-yan               40    CFO and Director
Wang Hai-feng              30    Secretary/Treasurer and Director

     The following is information on the business experience of each of the members of management after the closing of the Exchange Agreement.

     Liu Yan-qing is the Director of Harbin Tian Di Ren Medical Science and Technology Company and also the General Manager of Harbin First Bio-Engineering Company Limited. He graduated from Prophylactic Department of Harbin Medicine University, where he obtained his bachelor's degree. In 2005, he studied at Tsing Hua University and got an Executive Masters of Business. Before establishing his own company, he had 8 years of experience as a reporter of Family Health Newspaper. He has 10 years of experience in drug marketing, R&D of new drugs and enterprise management. He has been instrumental in establishing TDR's sales program and sales network covering the PRC.

     Han Xiao-yan is the General Manager of TDR and the Vice Director of Harbin First Bio-Engineering Company Limited. She received a master of business administration at Harbin Industrial University. She had five years of hygiene and medical media experience before becoming employed by TDR, and has been instrumental in developing and marketing TDR's products and expanding its sales. She serves as senior marketing manager and administrative manager. She has 10 years of financial management experience. In 2004, she was appointed the general manager of TDR, with responsibility for financing, production, quality control and purchasing. In 2003, she was appointed vice director of First Bio-Engineering Company Limited.

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



     Wang Hai-feng graduated from Heilongjiang University where he majored in English Literature and received two bachelors degrees in English and International Trade. He joined TDR in 2003 and has served as the manager of the international business department, and the assistant to the president and the secretary of the board of directors. He has been instrumental in the establishment of the Company's international business department and the expansion of foreign trade. In 2005, he assisted in product innovation and branding for international markets. Through the efforts of Mr. Wang, the Company has established strategic relationships with several foreign partners. Before his employment by TDR, Mr. Wang had experience in product exporting, translating and project operations in foreign companies.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

     The information set forth above under "Item 2.01 Completion of Acquisition or Disposition of Assets," and in the same section in the Company's Form 8-K filed on May 15, 2006, is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     The information set forth above under "Item 2.01 Completion of Acquisition or Disposition of Assets," and in the same section in the Company's Form 8-K filed on May 15, 2006, is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

     Attached to the initial Form 8-K dated May 11, 2006 pertaining to this transaction, were the following financial statements required under Item 9.01(a), and pro forma financial information required under Item 9.01(b) of Form 8-K, which are incorporated herein by reference.

     1. Audited Consolidated Financial Statements of Harbin Tian Di Ren Medical Science and Technology Company and Subsidiaries for the year ended December 31, 2004, together with the report of e-Fang Accountancy Corp., & CPA, certified public accountants, dated February 25, 2006;

     2. Audited Consolidated Financial Statements of American Pharmaceutical Group, Inc. and Subsidiaries, for the year ended December 31, 2005, together with the report of e-Fang Accountancy Corp., & CPA, certified public accountants, dated March 18, 2006; and

     3. Pro Forma Consolidated Financial presentation of Comet Technologies, Inc. and American California Pharmaceutical Group, Inc., as of December 31, 2005.


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EXHIBITS

     Copies of the following exhibits are included as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-B.

Exhibit No.         Title
___________         _______________________________________________________
10.1*               Stock Exchange Agreement dated May 11, 2006
99.1*               Press Release dated May 15, 2006
99.2                Press Release dated May 31, 2006

*Filed as exhibit to Form 8-K dated May 15, 2006.



                            SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   REGISTRANT:

                                   COMET TECHNOLOGIES, INC.


Date:  May 31, 2006             By /s/ Liu Yan-qing
                                   ______________________________________
                                   Liu Yan-qing, President


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